POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Eric C. Freed, Nancy E. Hay, Stephen J. Laffey and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Christopher J. Bricker
Christopher J. Bricker

Dated: February 5, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Christopher J. Bricker, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Lawrence D. Haber
Lawrence D. Haber

Dated: February 1, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Christopher J. Bricker, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jeanette Loeb
Jeanette Loeb

Dated: February 1, 2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Christopher J. Bricker, Eric C. Freed, Nancy E. Hay, Stephen J. Laffey and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, and any amendments thereto, of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Carter F. Wolfe
Carter F. Wolfe

Dated: February 1, 2018